                    Allmerica Investment Trust (the "Trust")
                     Supplement effective August 11, 2000
                                       to
                   Statement of Additional Information ("SAI")
                                dated May 1, 2000

                     --------------------------------------

The following replaces the first paragraph under the heading "Repurchase Agreements and Reverse Repurchase Agreements" in the section entitled, "Investment Strategies and Techniques", on page 12 of the SAI:

     Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund may purchase only instruments in which the Fund is authorized to invest (except in the case of the Money Market Fund that such instruments may have remaining maturities in excess of one year), with an agreement that the seller will repurchase the obligation at an agreed upon price and date. Normally, the instruments that are subject to repurchase agreements are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or high grade corporate debt securities. The repurchase price reflects an agreed-upon interest rate which is unrelated to the coupon rate on the purchased obligation. Repurchase agreements usually are for short periods, such as under one week, but may be as long as thirty days or more. No repurchase agreement will be effected if, as a result, more than 30% of a Fund's total assets taken at current value will be invested in repurchase agreements, except that the Money Market Fund may invest up to 100% of its total assets in repurchase agreements. No more than 15% (10% for the Money Market Fund) of a Fund's total assets taken at current value will be invested in repurchase agreements extending for more than seven days and in other securities which are not readily marketable.

                      -------------------------------------

The second sentence of the third paragraph under the heading "Repurchase Agreements and Reverse Repurchase Agreements" in the section entitled, "Investment Strategies and Techniques", on page 12 of the SAI is amended as follows:

     Repurchase agreement guidelines have been established for use by the Funds' Manager and Sub-Advisers.

                      -------------------------------------

The chart containing information about the Trustees and Officers of the Trust under the section entitled, "MANAGEMENT OF THE TRUST", on page 24 of the SAI is amended relative to Cynthia A. Hargadon and information regarding Kristin L. Bushard is included in the chart as follows:

                                            Positions Held                           Present Position and Principal
Name, Address and Age                       with the Trust(1)                     Occupations During the Past 5 Years
---------------------                       -----------------                     -----------------------------------
**Cynthia A. Hargadon (45)                  Trustee                        President, Potomac Asset Management, May 2000 - present;
1880 Virginia Avenue                                                       Director of Investments, National Automobile Dealers
McLean, Virginia                                                           Association (retirement trust), 1999 - May 2000;
                                                                           President, Stable Value Investment Association
                                                                           (investment trade group), 1996 - 1998; Senior Vice
                                                                           President and Chief Investment Officer, ICMA Retirement
                                                                           Corporation (investment adviser), 1987 - 1996

Kristin L. Bushard (33)(2)                  Vice President                 Director, Investment Advisory Services - Allmerica Asset
440 Lincoln Street                                                         Management, Inc. since April 2000; Manager, Stable Value
Worcester, Massachusetts                                                   Products; and risk analyst and investment consultant with
                                                                           First Allmerica, 1990 - April 2000.
